SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

         Filed by the registrant [ X ]

         Filed by a party other than the registrant [   ]

         Check the appropriate box:

         [ ]    Preliminary proxy statement.

         [X]    Definitive proxy statement.

         [ ]    Definitive additional materials.

         [ ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

         [ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

                          COMMUNITY CAPITAL CORPORATION
                (Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):

         [X]      No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                   (1) Title of each class of securities to which transaction applies:

                   (2) Aggregate number of securities to which transaction applies:

                   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


                   (4)     Proposed maximum aggregate value of transaction:

                   (5)     Total fee paid:

                   [ ]     Fee paid previously with preliminary materials.

                   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                           (1)    Amount Previously Paid:
                                                          ----------------

                           (2)    Form, Schedule or Registration Statement No.:
                                                                                ---------------

                           (3)    Filing Party:
                                               ------------------

                           (4)    Date Filed:
                                             ----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  May 27, 1998



         Notice is hereby given that the Annual Meeting of Shareholders of Community Capital Corporation will be held at the Inn on the Square at 104 Court Street, Greenwood, South Carolina on Wednesday, May 27, 1998, at 11:30 a.m., for the following purposes:

         (1)      To elect eight members to the Board of Directors;

         (2)      To ratify the adoption of the Company's 1997 Stock Incentive
                  Plan;

         (3) To ratify the appointment of Tourville, Simpson & Henderson, Certified Public Accountants, as the Company's independent auditors for the fiscal year ending December 31, 1998; and

         (4) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Only shareholders whose names appeared of record on the books of the Company on April 1, 1998 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

         You are cordially invited and urged to attend the Annual Meeting in person, but if you are unable to do so, please date, sign and promptly return the enclosed, self-addressed, stamped envelope. If you attend the Annual Meeting and desire to revoke your proxy and vote in person, you may do so. In any event, a proxy may be revoked at any time before it is exercised.


                                         By Order of the Board of Directors,


                                         William G. Stevens
                                          President and Chief Executive Officer


                                         Charles J. Rogers
                                           Chairman of the Board

Greenwood, South Carolina
April 16, 1998

                          COMMUNITY CAPITAL CORPORATION
                              302-A MONTAGUE AVENUE
                         GREENWOOD, SOUTH CAROLINA 29649


                                 PROXY STATEMENT


GENERAL

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Community Capital Corporation (the "Company") to be used in voting at the Annual Meeting of Shareholders of the Company to be held at the Inn on the Square at 104 Court Street, Greenwood, South Carolina, on Wednesday, May 27, 1998 at 11:30 a.m., and at any adjournment thereof. The purposes of the Annual Meeting are (a) to elect eight members of the Board of Directors for terms varying from one to three years, (b) to ratify the adoption of the Company's 1997 Stock Incentive Plan, (c) to ratify the appointment of Tourville, Simpson & Henderson, Certified Public Accountants, as the Company's independent auditors for the fiscal year ending December 31, 1998, and (d) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders commencing on or about April 17, 1998.

         Any shareholder who has signed the proxy referred to in this Proxy Statement may revoke it at any time before it is exercised at the Annual Meeting by (i) delivering to the Secretary of the Company a written notice, bearing a date later than the proxy, stating that the proxy is revoked, (ii) signing and so delivering a proxy relating to the same shares and bearing a later date prior to the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). Whether or not you plan to attend the Annual Meeting, you are urged to sign and return the enclosed proxy.

         The cost of preparing, assembling and mailing this Proxy Statement and the form of proxy will be borne by the Company. Directors, officers and employees of the Company may also solicit proxies personally or by mail, telephone or telegram. No compensation will be paid for such solicitations. In addition, the Company may request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward the Company's proxy solicitation materials to the beneficial owners of the Company's common stock (the "Common Stock") held of record by such entities, and the Company will reimburse their reasonable forwarding expenses.

VOTING SECURITIES OUTSTANDING

         The Board of Directors has fixed April 1, 1998 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or at any adjournments thereof. As of the Record Date, there were 2,925,912 issued and outstanding shares of the Common Stock held of record by approximately 1,360 shareholders. All of such shares are eligible to be voted on each matter currently scheduled to come before the Annual Meeting, and there are no other outstanding shares of capital stock of the Company eligible to be voted at the Annual Meeting. Cumulative voting for the election of directors is not available under the Company's Article of Incorporation. Consequently, each share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting.

 QUORUM

         The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting or an adjournment thereof. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be considered shares present in person or by proxy and entitled to vote and, therefore, will be counted for purposes of determining whether there is a quorum at the Annual Meeting. (A broker non-vote occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker or nominee does not have the discretionary voting power and has not received voting instructions from the beneficial owner.) If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. Directors, officers and regular employees of the Company may solicit proxies for the reconvened meeting in person or by mail, telephone or telegraph. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally scheduled.


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         Eight directors are to be elected at the Annual Meeting. The Company's Articles of Incorporation provide for a classified Board of Directors which at the date of the Annual Meeting will consist of twenty-one directorships divided into three classes of seven directorships each, with one class of directorships expiring at the Annual Meetings in each of 1998, 1999 and 2000.

         In connection with the organization on July 10, 1997 of The Bank of Newberry County, a South Carolina state bank and a wholly-owned subsidiary of the Company (the "Newberry Bank"), the Board of Directors of the Company was expanded from nineteen to twenty-one directors, and the then existing Board of Directors of the Company appointed the following two individuals to fill the newly-created vacancies: Earl H. Bergen and William F. Steadman. The terms of a total of eight directors will expire on the date of the forthcoming Annual Meeting, including the terms of the two appointed directors identified above.

         In order to comply with the statutory requirement that, as nearly as possible, an equal number of directors exists in each class of directors, seven individuals are being nominated to serve from the date of their election at the forthcoming Annual Meeting until the 2001 Annual Meeting of Shareholders, and one individual is being nominated to serve from the date of his election at the forthcoming Annual Meeting until the 1999 Annual Meeting of Shareholders, and all until their respective successors shall have been elected and qualified. The Board of Directors has nominated the eight nominees listed below for election to the Board of Directors. All of the nominees are currently members of the Board of Directors. For additional information on each of the nominees listed below, see the information set forth elsewhere in this Proxy Statement under the heading "Management - Directors."

         TERMS EXPIRING IN 2001: David P. Allred, Earl H. Bergen, Robert C. Coleman, Wayne Q. Justesen, Jr., James A. Lollis, Donna W. Robinson and William G. Stevens

         TERM EXPIRING IN 1999:  William F. Steadman

         In accordance with the Bylaws of the Company, those eight nominees receiving the greatest number of votes cast (although not necessarily a majority of the votes cast) at the Annual Meeting will be elected to the Board of Directors. Accordingly, directions to withhold authority, abstentions and broker non-votes will have no effect on the outcome of the vote. Cumulative voting in the election of directors is not permitted by the Company's Articles of Incorporation.

         The persons named in the accompanying proxy have been designated by the Board of Directors, and unless authority is specifically withheld, they intend to vote for the election of the eight nominees listed above. A shareholder executing the enclosed proxy may vote for any or all of the nominees or may withhold such vote from any or all nominees. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with such shareholder's specifications. Although it is not contemplated that any of the nominees will become unable to serve prior to the Annual Meeting, the persons named on the enclosed proxy will have the authority to vote for the election of other persons in accordance with their best judgement.

         THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.


                                  PROPOSAL TWO
                       1997 STOCK INCENTIVE PLAN PROPOSAL

GENERAL

         The Board of Directors approved the adoption of the Community Capital Corporation 1997 Stock Incentive Plan (the "Stock Plan") effective as of January 27, 1998, subject to the ratification of such approval by the shareholders at the Annual Meeting. The following discussion of the Stock Plan is qualified in its entirety by reference to the Stock Plan. The Company will provide promptly, upon request and without charge, a copy of the full text of the Stock Plan to each shareholder to whom a copy of this Proxy Statement is delivered. Requests should be directed to Mr. James H. Stark, Chief Financial Officer, Community Capital Corporation, 302-A Montague Avenue, Greenwood, South Carolina 29649
(864) 941-8200.

         Approval by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the approval of the Stock Plan. Accordingly, abstentions and broker non-votes will have the same effect as a vote against such proposal.

PURPOSE

         The Stock Plan is intended to provide the Company with maximum flexibility to meet the evolving needs of the Company and its subsidiaries over the next ten years in providing stock-based incentives and rewards to officers, directors and employees of the Company and its subsidiaries, and to consultants and advisors to the Company and its subsidiaries, who are and have been in a position to contribute materially to improving the Company's profits. The enhanced employment incentives available through the Stock Plan are expected to promote the interests of the Company and its shareholders by strengthening the Company's ability to attract and retain key officers and employees. Through the operation of the Stock Plan, such present and future officers and employees may be encouraged to acquire, or to increase their acquisition of, Common Stock, thus maintaining their personal and proprietary interests in the Company's continued success and progress.

ADMINISTRATION

         The Board of Directors will oversee and carry out the provisions of the Stock Plan, and may establish one or more committees (individually, a "Committee") to assume such duties and any other duties as are contemplated for any such Committee under the terms of the Stock Plan. When and if established by the Board of Directors, the Committee will be responsible to the Board for the operation of the Stock Plan and will make recommendations to the Board with respect to participation in the Stock Plan by officers, directors and employees of, and consultants and advisors to, the Company and its subsidiaries, and with respect to the extent of that participation. (All further references to the Committee contained in this description of the Stock Plan should be deemed to be references to the Board of Directors to the extent that a Committee has not been established by the Board.) The interpretation and construction by the Committee of any provisions of the Stock Plan or of any award granted under it will be final. All awards made under the Stock Plan will be evidenced by written agreements between the Company and the participant.

OPERATION

         The Stock Plan provides for the grant of incentive stock options ("ISOs"), nonqualified stock options ("NSOs"), stock appreciation rights ("SARs") and restricted stock awards ("Restricted Stock"). The Stock Plan will be effective for a term of ten years after the effective date of its adoption by the Board. A maximum of 2,000,000 shares of Common Stock may be issued pursuant to awards granted under the Stock Plan, and the Board of Directors has reserved 2,000,000 shares for this purpose. The number of shares reserved for issuance under the Stock Plan will be adjusted in the event of an adjustment in the capital stock structure of the Company affecting the Common Stock (in connection with a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split or similar event), and the Committee is authorized to adjust the terms of awards under the Stock Plan in the event of a change in the capital stock in order to prevent dilution or enlargement of awards under the Stock Plan. The Company intends to register the shares of Common Stock reserved under the Stock Plan under the Securities Act of 1933.

         All obligations of the Company under the Stock Plan and under any award granted under the Stock Plan will be binding upon any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase of all or substantially all of the business or assets of the Company, or a merger, consolidation or otherwise. Unless otherwise specifically prohibited by the terms of any award or under any applicable laws, rules or regulations, upon the occurrence of a change in control of the Company, each then outstanding option and SAR that is not otherwise exercisable will become immediately and fully exercisable, and any restrictions imposed on Restricted Stock will lapse. Under the Stock Plan, events constituting a change in control include the acquisition by any third party or group of 35 percent or more of the outstanding Common Stock; the change over a two-year period of the makeup of a majority of the members of the Board of Directors; a tender offer to acquire control of the outstanding Common Stock; and shareholder approval of the liquidation of the Company, the sale of substantially all of its assets, or the merger, consolidation or reorganization of the Company where the voting securities of the Company prior to such event do not continue to constitute at least 65 percent of the voting securities of the surviving entity.

ELIGIBILITY

         Each officer, director and employee of the Company or any of its subsidiaries is eligible to participate in the Stock Plan, and awards under the Stock Plan may also be granted from time to time to persons serving as consultants or advisors to the Company or any of its subsidiaries. The Committee will select the individuals who will participate in the Stock Plan, and members of the Committee will not be restricted under the terms of the Stock Plan from participating in the Stock Plan while serving as members of the Committee. On the date of this Proxy Statement, 21 directors of the Company, 38 additional directors of the Company's wholly-owned subsidiary banks, and approximately 122 employees of the Company and its subsidiaries were eligible to participate in the Stock Plan. Awards that are granted at the same or at different times under the Stock Plan are not required to contain similar provisions.

         No awards may be granted under the Stock Plan after January 27, 2008. The Board of Directors may terminate the Stock Plan sooner without further action by the shareholders. The Board also may amend the Stock Plan without shareholder approval, except that no amendment that increases the number of shares of Common Stock that may be issued under the Stock Plan or that changes the class of individuals who may be selected to participate in the Stock Plan will become effective until it is approved by the shareholders.

STOCK OPTIONS

         The Stock Plan permits the granting of non-transferable ISOs that qualify as incentive stock options under Section 422A(b) of the Internal Revenue Code and non-transferable NSOs that do not so qualify. The option exercise price of each option will be determined by the Committee in its sole discretion, but may not be less than the fair market value of the Common Stock on the date the option is granted in the case of ISOs, and may not be less than 50 percent of such fair market value in the case of NSOs. On April 13, 1998, the reported last sale price of the Common Stock on the American Stock Exchange was $18.00 per share.

         The term of each option will be fixed by the Committee, but may not exceed ten years from the date of grant. The Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee. The exercise price of options granted under the Stock Plan must be paid in cash or by delivery of shares of Common Stock, or a combination of cash and shares.

         Except as otherwise provided below, upon termination of a participant's employment, an option will terminate upon the earliest to occur of the full exercise of the option, the expiration of the option by its terms, and the date three months following the date of employment termination. Should termination of employment (a) result from the death or permanent and total disability of a participant, such three-month termination period shall extend to one year, or
(b) be for cause, the option will terminate on the date of employment termination. The employment of a consultant or advisor will be deemed terminated upon the Company's notice to the participant that the Company will no longer transact business with the consultant or advisor.

To qualify as ISOs, options must currently meet additional federal tax requirements, including limits on the value of shares subject to ISOs first exercisable annually to any participant, and a shorter exercise period and higher minimum exercise price in the case of certain large shareholders. To the extent these special requirements are changed or eliminated, the Stock Plan will be amended accordingly.

STOCK APPRECIATION RIGHTS

         The Committee may also grant non-transferrable rights, alone or in conjunction with options, entitling the holder upon exercise to receive an amount in any combination of cash or shares of Common Stock (in the sole discretion of the Committee) equal to the increase since the date of grant in the fair market value of the shares covered by such SAR over the SAR price for such shares. The SAR price will be established at the date of grant of the SAR and will be determined by the Committee in its sole discretion, except that the SAR price may not be less than the fair market value of the Common Stock on the date the SAR is granted in the case of an SAR issued in tandem with an ISO, and may not be less than 50 percent of such fair market value in the case of all other SARs. The restrictions applicable to the exercise of SARs under the Stock Plan in the context of termination of employment with the Company are the same as those restrictions applicable to the exercise of stock options under the Stock Plan as discussed above.

RESTRICTED STOCK AWARDS

         The Committee may also award shares of Common Stock subject to such conditions and restrictions, if any, as the Committee may determine. The purchase price, if any, of shares of Restricted Stock shall be determined by the Committee. Recipients of Restricted Stock may be required to enter into a Restricted Stock award agreement with the Company in such form as the Committee may determine, setting forth the restrictions to which the shares are subject and the date or dates on which the restrictions will lapse. The Committee may at any time waive such restrictions or accelerate such dates. Shares of Restricted Stock will be non-transferable. If a participant who holds shares of Restricted Stock terminates employment for any reason (including death) prior to the lapse or waiver of any restrictions, then the shares shall be forfeited to the Company for no payment. Prior to the lapse of any restrictions on shares of Restricted Stock, the participant will have all rights of a shareholder with respect to the shares, including voting and dividend rights, subject only to the conditions and restrictions generally applicable to Restricted Stock or specifically set forth in any Restricted Stock award agreement.

CURRENT AWARDS

         The number and value of awards that may be granted under the Stock Plan in the future to officers, directors and employees of, and consultants and advisors to, the Company or any of its subsidiaries cannot currently be determined and will be within the discretion of the Committee. As of the date of this Proxy Statement, no awards have been approved under the Stock Plan to any eligible participants.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is intended only as a brief summary of the federal income tax rules currently in effect that are generally relevant to stock incentive awards. The laws governing the tax aspects of awards are highly technical and such laws are subject to change.

         INCENTIVE STOCK OPTIONS: For regular income tax purposes, no taxable income is realized by the optionee upon the grant or exercise of an ISO. As long as no disposition of shares issued upon exercise of the ISO is made by the optionee within two years from the date of grant or within one year after the transfer of such shares to the optionee, then (a) upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (b) no deductions will be allowed to the Company for federal income tax purposes. However, the exercise of an ISO will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

         If shares acquired upon the exercise of an ISO are disposed of prior to the expiration of the holding periods described above (a "disqualifying disposition"), generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof, and (b) the Company will be entitled to deduct such amount. Any further gain realized will be taxed as short-term or long-term capital gain and will not result in any deduction by the Company. Special rules apply when all or a portion of the exercise price of the ISO is paid by tendering shares of Common Stock, and special rules may also apply where the optionee is subject to Section 16(b) of the Securities Exchange Act of 1934 (the "1934 Act"). A disqualifying disposition will eliminate the item of tax preference associated with the exercise of the ISO if it occurs in the same taxable year as the exercise of the ISO.

         NONQUALIFIED STOCK OPTIONS: No income is realized by the optionee at the time an NSO is granted. Generally, (a) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount, and (b) at disposition, appreciation or depreciation after the date of the exercise is treated as either short-term or long-term capital gain or loss, depending on how long the shares have been held. Special rules could apply in some situations if the optionee is subject to Section 16(b) of the 1934 Act.

         STOCK APPRECIATION RIGHTS: No income will be realized by a participant in connection with the grant of an SAR. When the SAR is exercised, or when a participant receives payment in cancellation of an SAR, the participant will generally be required to include as taxable ordinary income in the year of such exercise or payment an amount equal to the amount of cash received and the fair market value of any stock received. the Company will generally be entitled at the same time to a deduction for federal income tax purposes equal to the amount includable as ordinary income by such participant.

         RESTRICTED STOCK AWARDS: The recipient of Restricted Stock generally will realize ordinary income equal to the fair market value of the stock at the time the stock is no longer subject to forfeiture, minus any amount paid for such stock, and the Company will receive a corresponding deduction. However, unless prohibited by any award agreement, a recipient may elect under Section 83(b) of the Code to realize ordinary income on the date of issuance equal to the fair market value of the shares of Restricted Stock at that time (measured as if the shares were unrestricted and could be sold immediately), minus any amount paid for such stock. If the shares are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares. Upon sale of the shares after the forfeiture period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires (or upon earlier issuance of the shares, if the recipient elected immediate recognition of income under Section 83(b) of the Code). If Restricted Stock is received in connection with another award under the Stock Plan, the income and the deduction, if any, associated with such award may be deferred in accordance with the rules described above for Restricted Stock.

         The foregoing discussion is provided for the information of shareholders and is not a complete description of the federal tax consequences in respect of transactions under the Stock Plan, nor does it describe state or local tax consequences.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL. THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE RATIFICATION OF THE COMPANY'S 1997 STOCK INCENTIVE PLAN.

                                 PROPOSAL THREE
                     RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors, upon recommendation of the Audit Committee, has reappointed the firm of Tourville, Simpson & Henderson, Certified Public Accountants, as independent auditors to make an examination of the accounts of the Company for the fiscal year ending December 31, 1998, subject to shareholder ratification. If the shareholders do not ratify this appointment, other certified public accountants will be considered by the Board of Directors upon recommendation of the Audit Committee.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL. THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS.

         A representative of Tourville, Simpson & Henderson is expected to be in attendance at the Annual Meeting and will have the opportunity to make a statement and be available to respond to appropriate questions.

                                 OTHER BUSINESS

         The Board of Directors of the Company knows of no other matter to come before the Annual Meeting. However, if any matter requiring a vote of the shareholders should arise, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgement.


                        PROPOSALS FOR 1999 ANNUAL MEETING

         Shareholder proposals intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Company by December 30, 1998 for possible inclusion in the proxy material relating to such meeting.


                                   MANAGEMENT

DIRECTORS

         Set forth below is the age and certain biographical information with respect to each of the eight nominees for election as directors at the forthcoming Annual Meeting and with respect to each of the directors whose terms will continue beyond the Annual Meeting. All of the current directors except Earl H. Bergen, James M. Horton, Clinton C. Lemon, Jr., James A. Lollis, Thomas
C. Lynch, Jr., Marshall L. Martin, Jr., Donna W. Robinson, George D. Rodgers, Thomas E. Skelton, Jr. and William F. Steadman, have served as directors of the Company since its inception.

NOMINEE FOR DIRECTOR WHOSE TERM EXPIRES IN 1999:

         WILLIAM F. STEADMAN, 43, has served as President and Chief Executive Officer of the Newberry Bank since July 1997. Between November 1996 and June 1997, he was employed by the Company primarily to assist in matters relating to the organization of the Newberry Bank. From January 1996 to October 1996, he served as Vice President of The Bankers Bank of Atlanta, Georgia. Mr. Steadman was with Davidson Savings

Bank in Lexington, North Carolina from 1985 to December 1995 where he served as President from 1991 to December 1995. Mr. Steadman has served as a director of the Company since July 1997 and is a director of the Newberry Bank.

NOMINEES FOR DIRECTORS WHOSE TERMS EXPIRE IN 2001:

         DAVID P. ALLRED, 59, is a medical doctor who has been in private practice in Saluda, North Carolina since April 1994 and was in private practice in Beaufort, South Carolina from July 1990 to December 1993. From September 1988 to July 1990, he was employed by the Medical University of South Carolina, From August 1971 through August 1988, he was in private medical practice in Greenwood, South Carolina.

         EARL H. BERGEN, 77, has owned and has served as President of Bergen's Factors, Inc. since 1988. From 1953 to 1987 Mr. Bergen was sole proprietor of Bergen's Inc. retail stores. Mr. Bergen has served as a director of the Company since July 1997 and is Chairman of the Board of the Newberry Bank.

         ROBERT C. COLEMAN, 52, has owned and has served as President of Coleman Realty Company since 1976.

         WAYNE Q. JUSTESEN, JR., 52, has been employed by Greenwood Mills, Inc. ("GMI"), a textile manufacturer, since 1978 and has served as Secretary and General Counsel of GMI since 1983.

         JAMES A. LOLLIS, 53, has been employed as President and Chief Executive Officer of The Bank of Belton, a wholly-owned subsidiary of the Company (the "Belton Bank"), since March 1997. Between May 1996 and March 1997 he was employed by the Company primarily to assist in matters relating to the organization of the Belton Bank. Prior to that time, he served as Vice President/Data Processing Manager of First Union Bancorporation, Anderson, South Carolina and had been employed by such bank holding company since May 1990. Mr. Lollis has served as a director of the Company since April 1997 and is a director of the Belton Bank.

         DONNA W. ROBINSON, 50, has been employed as President and Chief Executive Officer of Clemson Bank & Trust, a wholly-owned subsidiary of the Company (the "Clemson Bank"). Between September 1994 and June 1995, she was employed by the Company primarily to assist in matters relating to the organization of the Clemson Bank. Prior to September 1994, she served as Vice President of Wachovia Bank of South Carolina and had been employed by such bank or its predecessor banks since 1973. Ms. Robinson has served as a director of the Company since June 1995 and is a director of the Clemson Bank.

         WILLIAM G. STEVENS, 53, has served as President and Chief Executive Officer of the Company since April 1988 and as Chief Executive Officer of Greenwood Bank & Trust, a wholly-owned subsidiary of the Company (the "Greenwood Bank"), since January 1989. He was employed by NCNB National Bank of South Carolina (formerly Bankers Trust) for eighteen years prior to 1987.

CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 1999:


         PATRICIA C. EDMONDS, 43, has served as the Executive Officer of the Upper Savannah Council of Governments since March 1990 and served as its Assistant Director from August 1984 to March 1989.

         THOMAS C. LYNCH, JR., 62, served as a pharmacist and President of Lynch Drug Company, a retail pharmacy in Clemson, South Carolina, from 1963 until its sale to Eckerd Drug, Inc. in January 1997. Mr. Lynch has served as a director of the Company since 1995 and is Chairman of the Board of the Clemson Bank.

         MARSHALL L. MARTIN, JR., 43, has been employed as President and Chief Executive Officer of Bank of Barnwell County, a wholly-owned subsidiary of the Company (the "Barnwell Bank"), since February 1997. Between October 1996 and February 1997, he was employed by the Company primarily to assist in matters relating to the organization of the Barnwell Bank. Prior to that time, he served as Vice President of NationsBank, N.A. and had been employed by such bank or its predecessor banks since 1977. Mr. Martin has served as a director of the Company since March 1997 and is a director of the Barnwell Bank.

         H. EDWARD MUNNERLYN, 54, has served as President and owner of Munnerlyn Company, a corporate apparel and uniforms company, since January 1989. Prior to 1989 has was employed by GMI for twenty years and was Executive Vice President when he left GMI in 1988.

         JOSEPH H. PATRICK, JR., 54, has served as President of Southern Resources, LLP since January 1996. From 1984 to January 1996, he served as President and co-owner of Southern Brick Company.

         LEX D. WALTERS, 59, has served as President of Piedmont Technical College since 1968.

CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2000:

         JOHN W. DRUMMOND, 78, has owned and operated Drummond Oil Company since 1960 and has served as a member of the South Carolina Senate since 1964.

         JAMES M. HORTON, 52, has served as President of Saluda Quick Stop, Inc., in Williamston, South Carolina, since 1972. Mr. Horton has served as a director of the Company since April 1997 and is Chairman of the Board of the Belton Bank.

         CLINTON C. LEMON, JR., 53, has served as Chairman and Chief Executive Officer of Southern Bulk Haulers, Inc. since 1989, and Chairman and Chief Executive Officer of Southern Tank Transport in Harleyville, South Carolina since 1994. Mr. Lemon has served as a director of the Company since March 1997 and is Chairman of the Board of the Barnwell Bank.

         GEORGE B. PARK, 47, has served as President and Chief Executive Officer of Otis S. Twilley Seed Company, Inc., a mail order seed company, since August 1993 and as President and owner of GeoSeed, a seed distribution company, since August 1993. Mr. Park has also served as Managing Director of K. Sahin Zaden, B.V., a flower seed breeding and production company. Prior to 1989, he was co-owner, Vice President and Corporate Secretary of George W. Park Seed Company.

         GEORGE D. RODGERS, 54, has been the owner of Palmetto Insurance Associates, LLC and its predecessor in Clemson, South Carolina since 1985. Mr. Rodgers has served as a director of the Company since June 1995.

         CHARLES J. ROGERS, 65, has served as Chairman of the Board of Directors of the Company since January 1989. He has served as President of The Organizational Paths Company, a consulting firm for organizational strategies, since July 1993. Mr. Rogers served as team leader of the Greenwood Plant of the Monsanto Chemical Company from 1982 until June 1993. Mr. Rogers is Chairman of the Board of the Greenwood Bank.

         THOMAS E. SKELTON, JR., 67, served as Professor of Entomology at Clemson University from 1969 until his retirement on June 30, 1997. He served as the head of the Clemson University Entomology Department from June 1992 through June 1995 and as Interim Dean of the College of Agriculture, Forestry and Life Sciences from July 1995 through August 1996. Dr. Skelton is General Partner, SVT Properties and co-owner of Skelton

Properties, both of which are real estate investment companies. He is also General Partner of Monarch Partners and Secretary of GT Marketing, Inc. Dr. Skelton has served as a director of the Company since June 1995.

BOARD MEETINGS AND COMMITTEES

         The Board of Directors of the Company had a total of eight regular meetings during 1997. No director attended fewer that 75 percent of the total of such Board meetings and the meetings of the committees upon which the director served.

         The Board of Directors has established an Audit Committee which currently consists of Messrs. Munnerlyn, Rogers and Stevens. This Committee recommends to the Board of Directors the engagement of the independent auditors for the Company, determines the scope of the auditing of the books and accounts of the Company, reviews the reports submitted by the auditors, examines procedures employed in connection with the Company's internal control structure, undertakes certain other activities related to the fiscal affairs of the Company and makes recommendations to the Board of Directors as may be appropriate. This Committee met two times during 1997.

         The Board of Directors has not established a separate committee to perform the functions traditionally associated with a nominating committee. Such functions are currently performed by the Board of Directors acting as a whole. The Board of Directors will consider nominees recommended by the shareholders, provided the nomination is made in writing, provides pertinent information concerning the nominee's background and experience, and is received by the Secretary of the Company no later than thirty days prior to the Annual Meeting, unless the Company notifies the shareholders otherwise.

EXECUTIVE OFFICERS

         The following individuals constitute the executive officers of the
Company:

NAME                       AGE              OFFICES HELD

William G. Stevens          53              President and Chief Executive Officer of the Company and Chief
                                            Executive Officer of the Greenwood Bank.  Mr. Stevens has held such positions with the Company and the Greenwood Bank for over five years.

James H. Stark              63              Chief Financial Officer, Executive Vice President, and Secretary of the
                                            Company and Senior Vice President, Cashier and Secretary of the
                                            Greenwood Bank. Mr. Stark has held such positions with the Company and the Greenwood Bank for over five years.


                             MANAGEMENT COMPENSATION

COMPENSATION OF OFFICERS


         The following table summarizes the compensation earned by the Company's President and Chief Executive Officer for all serves provided to the Company and the Greenwood Bank during 1997 and during each of the two prior fiscal years. No other executive officer of the Company or any subsidiary bank earned compensation in excess of $100,000 for services provided to the Company or any subsidiary bank in any of the three fiscal years reflected below.




                                                SUMMARY COMPENSATION TABLE


                                                                                    LONG TERM
                                              ANNUAL COMPENSATION              COMPENSATION AWARDS
                                             ---------------------             --------------------
                                                                             SHARES OF COMMON STOCK         ALL OTHER
   NAME AND PRINCIPAL POSITIONS       YEAR             SALARY      BONUS      UNDERLYING OPTIONS         COMPENSATION
------------------------------------  ----            -------      -----      --------------------        ------------

William G. Stevens                    1997             $159,643       $21,114           -0-                   $7,337
   PRESIDENT AND CHIEF EXECUTIVE
    OFFICER OF THE COMPANY AND CHIEF  1996              130,798        26,801         2,500                    3,330
     EXECUTIVE OFFICER OF THE
        GREENWOOD BANK                1995              115,162        12,622           -0-                    4,239





         Amounts included under the heading "salary" for 1997, 1996 and 1995 include aggregate director compensation of $9,515, $6,138, and $6,420, respectively. Amounts included under the heading "All Other Compensation" for 1997 include (i) $896 of premiums for life insurance provided by the Company for the benefit of Mr. Stevens, and (ii) $6,445 in Company contributions to the Company's 401(k) plan for the account of Mr. Stevens. The share amount under the heading "Long-Term Compensation Awards" has been adjusted to reflect the impact of stock dividends in 1995, 1996, and 1997.

FISCAL YEAR-END OPTION VALUES

         The following table sets forth certain information with respect to the unexercised Common Stock purchase options held at December 31, 1997 by the Company's Chief Executive Officer. No options were exercised by the Chief Executive Officer in 1997.

                                              DECEMBER 31, 1997 OPTION VALUE


                                                                                         VALUE OF UNEXERCISED LE
                                             NUMBER OF SECURITIES UNDERLYING             IN-THE-MONEY OPTIONS LE
                                             UNEXERCISED OPTIONS AT 12/31/97                   AT 12/31/97
                                             --------------------------------            ------------------------

NAME                                            EXERCISABLE      UNEXERCISABLE        EXERCISABLE                 UNEXERCISABLE
----                                            -----------      -------------        -----------                 -------------
William G. Stevens                             44,578                 -0-               $274,166                        -0-

         The value amount in the table has been calculated on the basis of the $15.00 per share closing price of the Common Stock on December 31, 1997 as reported on the American Stock Exchange. The average exercise price of Mr. Stevens' options at December 31, 1997 was $8.85 per share of Common Stock, which exercise price represents an adjustment from original $10.00 per share exercise price for 42,078 shares as a consequence of Common Stock dividends paid since the grant of the applicable options, and $12.38 per share exercise price for 2,500 shares.

COMPENSATION OF DIRECTORS

         Directors of the Company each receive $100 per month for their services as directors, plus a fee of $50 for attending each regular and special board or committee meeting. All directors of the Company are also reimbursed by the Company for all out-of-pocket expenses reasonably incurred by them in the discharge of their duties as directors, including out-of-pocket expenses incurred in attending meetings of the Board of Directors and its committees.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH MANAGEMENT

         Each of the Greenwood Bank, the Clemson Bank, the Barnwell Bank, the Belton Bank, and the Newberry Bank, in the ordinary course of its business, makes loans to and has other transactions with directors, officers of the Company and their associates ("Affiliated Persons"). All loans, other extensions of credit and other transactions between Affiliated Persons and any of the Greenwood Bank, the Clemson Bank, the Barnwell Bank, the Belton Bank, the Newberry Bank or the Company are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated third parties and do not involve more than the normal risk of collectibility or present other unfavorable features. The Greenwood Bank, the Clemson Bank, the Barnwell Bank, the Belton Bank, and the Newberry Bank expect to continue to enter into transactions in the ordinary course of business on similar terms with such Affiliated Persons. The aggregate dollar amounts of such loans outstanding to Affiliated Persons of the Greenwood Bank, the Clemson Bank, the Barnwell Bank, the Belton Bank and the Newberry Bank were approximately $4,223,771, $2,243,892, $5,866,633, $320,601 and $718,107,
respectively, at December 31, 1997.

LEASES OF BANK BRANCHES

         The Greenwood Bank operates a branch location of approximately 2,400 square feet on Laurel Avenue in Greenwood, South Carolina. The land and building housing this branch are leased by the Greenwood Bank from Robert C. Coleman, a director of the Company and the Greenwood Bank. The lease expires on July 31, 2006. Annual lease payments by the Greenwood Bank under this lease were $42,000, $40,290 and $6,620 in each of the fiscal years ended December 31, 1997, 1996 and 1995, respectively. The Greenwood Bank is responsible for all taxes, fees, utilities, maintenance and insurance costs relating to the leased premises. The Company believes that the terms of the Greenwood Bank's lease with Mr. Coleman are no more or less favorable to the Greenwood Bank than those that would be obtainable through arm's length negotiations with unrelated third parties for similar property.

         The Greenwood Bank's branch in Ninety Six, South Carolina is located on approximately two-thirds of an acre of land which the Company leases from John
W. Drummond, a director of the Company and the Greenwood Bank. The Greenwood Bank owns an approximately 715 square foot building located on such leased land. The Company subleases the land to the Greenwood Bank. Annual lease payments by the Company to Mr. Drummond under this lease were $8,200, $6,500 and $5,200 in each of the fiscal years ended December 31, 1997, 1996 and 1995, respectively. The Greenwood Bank is responsible for all taxes, fees, utilities, maintenance and insurance costs relating to the leased premises. The Company believes that the terms of its lease with Mr. Drummond are no more or less favorable to the Company than those that would be obtainable through arm's length negotiations with unrelated third parties for similar property. Substantially all of the assets of the Ninety Six branch, including the Company's leasehold interest, are expected to be sold or otherwise transferred to The Palmetto Bank in the second quarter of 1998.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth certain information known to the Company regarding the beneficial ownership of the Common Stock of the Company as of the Record Date. Information is presented for (i) each director and executive officer of the Company, individually, and (ii) all directors and executive officers of the Company, as a group. As of the Record Date, other than as reflected in the following table, the Company did not know of any shareholder who was the beneficial owner of more than five percent of the Common Stock. Except as otherwise specified in the notes to the following table, each of the shareholders named in the table has indicated to the Company that such shareholder has sole voting and investment power with respect to all shares of Common Stock beneficially owned by that shareholder.

                                                                            NUMBER OF SHARES
                                                                              BENEFICIALLY
NAME                                                                           OWNED (1)           PERCENTAGE (1)
---------------------------------------                                       -----------          --------------

George B. Park........................................................         69,904 (2)               2.37%
William G. Stevens....................................................         57,185 (3)               1.93%
David P. Allred.......................................................         55,748 (4)               1.89%
Charles J. Rogers.....................................................         50,521 (5)               1.71%
Joseph H. Patrick, Jr.................................................         46,000 (6)               1.56%
John W. Drummond......................................................         41,167 (7)               1.40%
Lex D. Walters........................................................         41,027 (8)               1.40%
Wayne Q. Justesen, Jr.................................................         33,908 (9)               1.15%
William F. Steadman...................................................         33,182 (10)              1.13%
Thomas C. Lynch, Jr...................................................         26,018 (11)                 *
Donna W. Robinson.....................................................         23,689 (12)                 *
H. Edward Munnerlyn...................................................         23,110 (13)                 *
Clinton C. Lemon, Jr..................................................         20,965 (14)                 *
James A. Lollis.......................................................         19,545 (15)                 *
Marshall L. Martin, Jr................................................         19,545 (16)                 *
James H. Stark........................................................         16,437 (17)                 *
Robert C. Coleman.....................................................         16,418 (18)                 *
Thomas E. Skelton, Jr.................................................         15,730 (19)                 *
Patricia C. Edmonds...................................................         14,921 (20)                 *
Earl H. Bergen........................................................          9,195 (21)                 *
James M. Horton.......................................................          6,909 (22)                 *
George D. Rodgers.....................................................          6,897 (23)                 *
All directors and executive officers
    as a group (22 persons)...........................................        648,021                  22.01%

--------------------------------------

   *   Amount represents less than 1.0%.

        (1) Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock issuable upon the exercise of options currently exercisable, or exercisable within 60 days, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person. Percentage ownership is based on 2,925,912 shares outstanding on the Record Date.
        (2) Includes 26,809 shares issuable pursuant to currently exercisable stock options.
        (3) Includes 44,578 shares issuable pursuant to currently exercisable stock options, 8,865 shares held by Mr. Steven's wife, and 363 shares held by Mr. Steven's wife as custodian for Mr. Steven's daughter.
        (4) Includes 26,809 shares issuable pursuant to currently exercisable stock options, and 4,630 held by Mr. Allred's wife.
        (5) Includes 20,731 shares issuable pursuant to currently exercisable stock options, 100 shares held jointly with Mr. Roger's wife, and an aggregate of 735 shares held by Mr. Rogers for his grandchildren.
        (6) Includes 17,693 shares issuable pursuant to currently exercisable stock options, 12,458 shares held jointly with Mr. Patrick's wife's estate, an aggregate of 240 shares held for two of Mr. Patrick's sons, and 1,178 shares held as an IRA for Mr. Patrick's wife's estate.
        (7) Includes 20,731 shares issuable pursuant to currently exercisable stock options.
        (8) Includes 20,731 shares issuable pursuant to currently exercisable stock options, and 463 shares held by Mr. Walter's wife.
        (9) Includes 17,693 shares issuable pursuant to currently exercisable stock options, and 1,023 shares held by Mr. Justesen as custodian for two of Mr. Justesen's sons.
        (10) Includes 15,000 shares issuable pursuant to currently exercisable stock options.
        (11) Includes 2,500 shares issuable pursuant to currently exercisable stock options, and 22,452 shares held jointly with Mr. Lynch's wife.
        (12) Includes 19,037 shares issuable pursuant to currently exercisable stock options, and 22 shares held by Ms. Robinson for her granddaughter.
        (13) Includes 17,693 shares issuable pursuant to currently exercisable stock options, 32 shares held by Mr. Munnerlyn's wife, and 32 shares held by Mr. Munnerlyn's son.
        (14) Includes 1,214 shares held in the C. Calhoun Lemon, Sr. 1972 Trust, and 1,821 shares held in the C. Calhoun Lemon, Sr. Trust A.
        (15) Includes 15,000 shares issuable pursuant to currently exercisable stock options.
        (16) Includes 15,000 shares issuable pursuant to currently exercisable stock options.
        (17) Includes 14,192 shares issuable pursuant to currently exercisable stock options, 606 shares held in an IRA for Mr. Stark, and 1,643 shares held jointly with Mr. Stark's wife.
        (18) Includes 10,095 shares issuable pursuant to currently exercisable stock options, and 4,428 shares held jointly with Mr. Coleman's children.
        (19) Includes 2,500 shares issuable pursuant to currently exercisable stock options, and 2,205 shares held jointly with Mr. Skelton's wife.
        (20) Includes 8,576 shares issuable pursuant to currently exercisable stock options.
        (21)      Includes 5,243 shares held jointly with Mr. Bergen's wife.
        (22)      Includes 1,000 shares held by Mr. Horton's son.
        (23) Includes 2,500 shares issuable pursuant to currently exercisable stock options, and 183 shares in an IRA for Mr. Rodger's wife.




SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE



        Section 16(a) of the 1934 Act requires the Company's directors and executive officers to file reports of holdings and transactions in the Company's securities with the Securities and Exchange Commission. On the basis of Company records and other information, the Company believes that all filing requirements under Section 16(a) of the 1934 Act applicable to its officers and directors with respect to the Company's fiscal year ended December 31, 1997 were complied with.

                                  ANNUAL REPORT

        A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997, WHICH IS REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE MADE AVAILABLE TO SHAREHOLDERS TO WHOM THIS PROXY STATEMENT IS MAILED, WITHOUT CHARGE, UPON WRITTEN REQUEST TO MR. JAMES H. STARK, CHIEF FINANCIAL OFFICER, 302-A MONTAGUE AVENUE, GREENWOOD, SOUTH CAROLINA 29649.




                                     By Order of the Board of Directors,



                                     William G. Stevens
                                        President and Chief Executive Officer



                                     Charles J. Rogers
                                         Chairman of the Board

Greenwood, South Carolina
April 16, 1998

-------------------------------------------------------------------------------

                                    APPENDIX

------------------------------------------------------------------------------


         PLEASE MARK VOTES                           REVOCABLE PROXY
  [X]    AS IN THIS EXAMPLE                    COMMUNITY CAPITAL CORPORATION                                      WITH-    FOR ALL
                                                                                                          FOR     HOLD   EXCEPT
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, MAY 27, 1998 AT THE INN ON THE SQUARE, 104 COURT
STREET, GREENWOOD, SOUTH CAROLINA AT 11:30 A.M. LOCAL TIME.                      1. Election of Directors: [ ]    [ ]    [ ]

The undersigned hereby appoints William G. Stevens and James H. Stark, or any of
them acting in the absence of the other, as attorneys and proxies of the         Three-year terms:        One-year term:
undersigned, with full power of substitution, to vote all of the shares of the
common stock of Community Capital Corporation, South Carolina corporation, held     David P. Allred        * William F. Steadman
or owned by the undersigned or standing in the name of the undersigned at the    *  Earl H. Bergen
1998 Annual Meeting of Shareholders of the Company and any adjournment thereof,     Robert C. Coleman
and the undersigned hereby instructs said attorneys to vote as follows:             Wayne Q. Justesen,  Jr.
                                                                                    James A. Lollis
                                                                                    Donna W. Robinson
                                                                                    William G. Stevens

                                                                                  * The names listed with an asterisk (*) are
                                                                                  directors appointed by the Board since the last
                                                                                  Annual Meeting and the Board is asking that you
                                                                                  vote to ratify their appointments and related
                                                                                  terms.

                                                                                  INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                                                                  INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND
                                                                                  WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED
                                                                                  BELOW.
                                                                                --------------------------------------------------

                                                                                  2. The ratification of the appointment of
                                                                                     Tourville, Simpson & Henderson, Certified
                                                                                     Public Accountants, as Independent public
                                                                                     accountant for the Company for the fiscal year
                                                                                     ending December 31, 1998.
Please be sure to sign and date     Date
this Proxy in the box below.                                                        FOR         AGAINST     ABSTAIN
-------------------------------------------------------------------------------
                                                                                    [  ]       [   ]         [   ]


                                                                                  3. The approval of the adoption of the Company's
Shareholder sign above  Co-holder (if any) sign above                               1997 Stock Incentive Plan.
-------------------------------------------------------------------------------
                                                                                    FOR          AGAINST    ABSTAIN

                                                                                    [  ]         [   ]       [   ]


                                                                                  4. In their discretion, upon any other business
                                                                                     which may properly come before the meeting or
                                                                                     any adjournment thereof.




    DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.


                          COMMUNITY CAPITAL CORPORATION


    THE PROXIES WILL BE VOTED AS INSTRUCTED. IN THE ABSENCE OF SUCH
INSTRUCTIONS, THIS PR0XY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED ABOVE,
AND THE PROXIES HEREIN NAMED WILL VOTE ON OTHER MATTERS THAT MAY PROPERLY COME
BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN ACCORDANCE WITH THEIR JUDGMENT.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY





                          COMMUNITY CAPITAL CORPORATION
                            1997 STOCK INCENTIVE PLAN

1. PURPOSES

       1.1. The purposes of the Community Capital Corporation 1997 Stock Incentive Plan are to (i) provide an incentive and reward to directors and employees of the Company and any Parent or Subsidiary, and consultants and advisors to the Company and any Parent or Subsidiary, who are and have been in a position to contribute materially to improving the Company's profits, (ii) aid in the growth of the Company, and (iii) encourage ownership of Shares by directors and employees of the Company and any Parent or Subsidiary.


2.     DEFINITIONS

       2.1. For purposes of this Plan the following terms shall have the definition which is attributed to them below, unless another definition is clearly indicated by a particular usage and context.

              (a) "Agreement" means the written document issued by the Committee to a Participant whereby an Award is made to that Participant.

              (b) "Award" means the issuance pursuant to this Plan of an Option, an SAR or Restricted Stock.

              (c) "Awarded Shares" means Shares subject to outstanding Awards.

              (d) "Board" means the Company's Board of Directors.

              (e) "Cause" means theft or destruction of property of the Company, a Parent or Subsidiary, disregard of Company rules or policies, or conduct evidencing willful or wanton disregard of the interest of the Company. Such determination shall be made by the Committee based on information presented by the Company and the Participant and shall be final and binding on all parties to the Agreement.

              (f) "Code" means the Internal Revenue Code of 1986, as amended.

              (g) "Committee" means the Board, or if appointed by the Board pursuant to Section 3.1, the Stock Incentive Plan Committee(s).

              (h) "Company" means Community Capital Corporation, a corporation incorporated under the laws of the state of South Carolina, and any successor thereto.

              (i) "Consultant" means any person or entity that provides services to the Company, any Parent or Subsidiary as a consultant or advisor.

              (j) "Director" means any individual appointed or elected to the Board or to the Board of Directors of any Parent or Subsidiary.

              (k) "Effective Date of Grant" means the effective date on which the Committee makes an Award.

              (l) "Employee" means any individual who performs services as a common law employee for the Company, a Parent or Subsidiary, and is included on the regular payroll of the Company, a Parent or Subsidiary.

              (m) "Fair Market Value" means the value established by the Committee based upon such factors as the Committee in its sole discretion shall decide including, but not limited to, a valuation prepared by an independent third party appraiser selected or approved by the Committee. If at any time the Shares are traded on an established trading system, it means the last sale price reported on any stock exchange or over-the counter trading system on which Shares are trading on a specified date or, if not so trading, the average of the closing bid and asked prices for a Share on a specified date. If no sale has been made on the specified date, then prices on the last preceding day on which any such sale shall have been made shall be used in determining fair market value under either method prescribed in the previous sentence.

              (n) "Incentive Stock Option" means any option granted under this Plan which meets the requirements of Code ss.422A and any regulations or rulings promulgated thereunder and is designated by the Committee as an Incentive Stock Option.

              (o) "Nonqualified Stock Option" means any Option granted under this Plan which is not an Incentive Stock Option.

              (p) "Option" means the right to purchase from the Company a stated number of Shares at a specified price.

              (q) "Option Price" means the purchase price per Share subject to an Option and shall be fixed by the Committee.

              (r) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Award, each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain within the meaning of Code ss.425(e) and any regulations or rulings promulgated thereunder.

              (s) "Participant" means a Director, an Employee or a Consultant who has received an Award under this Plan.

              (t) "Permanent and Total Disability" shall have the same meaning as given to that term by Code ss 22(e)(3) and any regulations or rulings promulgated thereunder.

              (u) "Plan" means this Community Capital Corporation 1997 Stock Incentive Plan, as evidenced herein and as amended from time to time.

              (v) "Restricted Stock" means Shares issued to the Participant pursuant to Section 9 hereof which are subject to the restrictions of this Plan and the Agreement.

              (w) "Restriction Period" means a period commencing on the Effective Date of Grant and ending on such date or upon the achievement of such performance or other criteria as the Committee shall determine. The Restriction Period may, in the sole discretion of the Committee, be structured to provide for a release of restrictions in installments.

              (x) "SAR" means stock appreciation rights issued to a Participant pursuant to Section 8 hereof.

              (y) "SAR Price" means the base value established by the Committee for an SAR on the Effective Date of Grant used in determining the amount of benefit, if any, paid to a Participant.

              (z) "Share" means one share of the common stock of the Company.

              (aa) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, within the meaning of Code ss. 425(f) and any regulations or rulings promulgated thereunder.

              (bb)   "1933 Act" means the Securities Act of 1933, as amended.

              (cc) "1934 Act" means the Securities Exchange Act of 1934, as amended.


3.     ADMINISTRATION

       3.1. This Plan shall be administered by the Board, or at the Board's election, by an existing or newly established Committee whose members are appointed by the Board, or by more than one such Committee if desired and deemed necessary by the Board in order to provide separate Committee authority for the granting of Awards to separate categories of eligible Participants. Any such Committee shall consist of not less than two members. The Board may from time to time remove members from or add members to the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board.

       3.2. The action of a majority of the Committee at which a quorum is present, or an action approved in writing by a majority of the Committee, shall be the valid action of the Committee.

       3.3. The Committee shall from time to time at its discretion designate the Directors, Employees and Consultants who shall be Participants, determine all the terms and conditions as set forth in Section 6.1 or otherwise, including the type of Award to be made to each, the exercise period, expiration date and other applicable time periods for each Award, the number of Shares subject to each Award, with respect to each Option whether it is an Incentive Stock Option or Nonqualified Stock Option and, if applicable, the Option Price or SAR Price and the general terms of the Award.

       3.4. The interpretation and construction by the Committee of any provisions of this Plan or of any Option granted under it and all actions of the Committee shall be final and binding on all parties hereto. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it.


4.     ELIGIBILITY

       4.1. Each Participant shall be a Director, an Employee or a Consultant as selected by the Committee in its sole discretion from time to time.

       4.2. A Participant may hold more than one Award, but only on the terms and subject to the restrictions set forth in this Plan.


5.     SHARES SUBJECT TO AWARD

       5.1. The securities subject to the Awards shall be Two Million (2,000,000) Shares. Such number shall be adjusted as appropriate in order to give effect to changes made in the number of outstanding Shares as a result of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other relevant change.

       5.2. In the event that any outstanding Award under this Plan expires or is terminated for any reason, the Awarded Shares subject to that Award may again be the subject of an Award under this Plan.


6.     TERMS AND CONDITIONS

       6.1. Awards granted pursuant to this Plan shall be authorized by the Committee under terms and conditions approved by the Committee and shall be evidenced by Agreements in such form as the Committee shall from time to time approve, which Agreements shall contain or shall be subject to the following terms and conditions, whether or not such terms and conditions are specifically included therein:

              (a) Number of Shares. Each Award shall state the number of Shares to which it pertains.

              (b) Date. Each Award shall state the Effective Date of Grant.

              (c) Price. With respect to each Award or portion thereof, which requires payment of an Option Price, it shall state the Option Price. With respect to an SAR, it shall state the SAR Price.

              (d) Method and Time of Payment. With respect to an Award, or portion thereof, which requires payment of an Option Price, the Option Price shall be payable on the exercise of the Award and shall be paid in
       (i) cash, (ii) Shares, including Shares acquired pursuant to this Plan, or (iii) part in cash and part in Shares. Shares transferred in payment of the Option Price shall be valued as of date of transfer based on their Fair Market Value.

              (e) Transfer of Option or Stock. No Award, Option, SAR, or Restricted Stock (prior to the expiration of the Restriction Period) shall be transferable by the Participant, except by will or the laws of descent and distribution upon the Participant's death and subject to any other limitations of this Plan. In addition to any other restriction hereunder or otherwise provided in the Agreement with the Participant, no Shares acquired pursuant to an Award of any type may be sold, transferred or otherwise disposed of prior to the end of the six month period which begins on the Effective Date of Grant of such Award.

              (f) Recapitalization. The Committee shall make appropriate adjustments in the number of Awarded Shares or in the Option Price or SAR Price in order to give effect to changes made in the number of outstanding Shares as a result of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other relevant change.

              (g)    Investment Purpose.

                     (i) The Company shall not be obligated to sell or issue any
              Shares pursuant to any Award unless such Shares are at that time effectively registered or exempt from registration under the 1933 Act. The determination of whether a Share is exempt from registration shall be made by the Company's legal counsel and its determination shall be conclusive and binding on all parties to the Agreement.

                     (ii) Notwithstanding anything in this Plan to the contrary, each Award under this Plan shall be granted on the condition that the purchases of Shares thereunder shall be for investment purposes and not with a view for resale or distribution except that in the event the Shares subject to such Award are registered under the 1933 Act, or in the event of a resale of such Shares without such registration that would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Company such condition is not required under the 1933 Act or any other applicable law, regulation, or rule of any governmental agency.

              (h) Other Provisions. Awards authorized under this Plan may contain any other provisions or restrictions as the Committee in its sole and absolute discretion shall deem advisable including, but not limited to:

                     (i) Offering Options in tandem with or reduced by other
              Options, SARs or other employee benefits and reducing one Award by the exercise of another Option, SAR or benefit; or

                     (ii) Providing for the issuance to the Participant upon
              exercise of an Option and payment of the exercise price thereof with previously owned Shares, of an additional Award for the number of shares so delivered, having such other terms and conditions not inconsistent with this Plan as the Committee shall determine.

              (i) Duration of Award. Each Award shall be for a term of up to ten years from the Effective Date of Grant as determined in the sole discretion of the Committee. In the case of a grant of an Incentive Stock Option to a person who owns more than 10% of the voting power of the Company's voting stock on the Effective Date of Grant, such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Effective Date of Grant.

       6.2. The Company may place such legends on stock certificates representing the Shares as the Company, in its sole discretion, deems necessary or appropriate to reflect restrictions under this Plan, the Agreement, the Code, the securities laws or otherwise.

       6.3. Notwithstanding any provision herein to the contrary, employment shall be at the pleasure of the Board, of its designees, of the Company, a Parent or Subsidiary, as the case may be, at such compensation as the appropriate board or designee shall determine. Nothing contained in this Plan or in any Award granted pursuant to it shall confer upon any Participant any right to continue in the employ of the Company, Parent or Subsidiary, as the case may be, or to interfere in any way with the right of the Company, Parent or Subsidiary to terminate employment at any time. So long as the Participant shall continue to be a Director, an Employee or a Consultant, the Award shall not be affected by any change of the Participant's duties or position except to the extent the Agreement with the Participant provides otherwise.

       6.4. Any person entitled to exercise an Option or an SAR may do so in whole or in part by delivering to the Company at its principal office, attention Corporate Secretary, a written notice of exercise. The written notice shall specify the number of Shares for which an Option or SAR is being exercised.

              (a) With respect to an Option, the notice shall be accompanied by full payment of the Option Price for the Shares being purchased.

              (b) During the Participant's lifetime, an Option or SAR may be exercised only by the Participant, or on the Participant's behalf by the Participant's legal guardian.

7.     INCENTIVE STOCK OPTIONS AND NONQUALIFIED STOCK OPTIONS

       7.1. The Committee in its sole discretion may designate whether an Award to an Employee is to be considered an Incentive Stock Option or a Nonqualified Stock Option. AN AWARD TO A NON-EMPLOYEE DIRECTOR OR CONSULTANT MAY BE ONLY A NONQUALIFIED STOCK OPTION. The Committee may grant both an Incentive Stock Option and a Nonqualified Stock Option to the same Employee. However, where both an Incentive Stock Option and a Nonqualified Stock Option are awarded at one time, such Awards shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event will the exercise of one such Award affect the right to exercise the other such Award except to the extent the Agreement with the Participant provides otherwise.

       7.2. Any Award to an Employee designated by the Committee as an Incentive Stock Option will be subject to the general provisions applicable to all Awards granted under this Plan. In addition, the aggregate Fair Market Value of Shares (determined at the Effective Date of Grant) with respect to which Incentive Stock Options granted under all Incentive Stock Option Plans of the Company, a Parent or Subsidiary, are exercisable by the Employee for the first time during any calendar year shall not exceed $100,000.

       7.3. The Option Price shall be established by the Committee in its sole discretion. With respect to an Incentive Stock Option, the Option Price shall not be less than 100% of the Fair Market Value of a Share on the Effective Date of Grant, and in the case of a grant of an Incentive Stock Option to a person who owns more than 10% of the voting power of the Company's voting stock on the Effective Date of Grant, shall not be less than 110% of the Fair Market Value of a Share on the Effective Date of Grant. With respect to a Nonqualified Stock Option, the Option Price shall not be less than 50% of the Fair Market Value of a Share on the Effective Date of Grant.

       7.4. Any Award to an Employee will be considered to be a Nonqualified Stock Option to the extent that any or all of the grant or the exercise of such option is in conflict with Section 7.2, Section 7.3 or with any requirement for Incentive Stock Options pursuant to Code ss.422A and the regulations issued thereunder.

       7.5.   An Option may be terminated as follows:

              (a) During the period of continuous employment with the Company, Parent or Subsidiary, an Option will be terminated only if it has been fully exercised or it has expired by its terms.

              (b) In the event of termination of a Participant's employment with the Company, the Option will terminate upon the earliest to occur of (i) the full exercise of the Option (ii) the expiration of the Option by its terms, and (iii) the date three months following the date of employment termination; provided, however, should termination of employment (A) result from the death or Permanent and Total Disability of the Participant, such three-month period shall be one year or (B) be for Cause, the Option will terminate on the date of employment termination. For purposes of this Plan, a leave of absence approved by the Company shall not be deemed to be termination of employment except with respect to an Incentive Stock Option as required to comply with Code ss 422A and the regulations issued thereunder.

              (c) Subject to the terms of the Agreement with the Participant, if a Participant shall die or becomes subject to a Permanent and Total Disability prior to the termination of employment with the Company, Parent or Subsidiary and prior to the termination of an Option, such Option may be exercised to the extent that the Participant shall have been entitled to exercise it at the time of death or disability, as the case may be, by the Participant, the estate of the Participant or the person or persons to whom the Option may have been transferred by will or by the laws of descent and distribution.

       7.6. Except as otherwise expressly provided in the Agreement with the Participant, in no event will the continuation of the term of an Option beyond the date of termination of employment allow the Participant, or the beneficiaries or heirs of the Participant, to accrue additional rights under this Plan, or to purchase more Shares through the exercise of an Option than could have been purchased on the day that employment was terminated.

       7.7. A Participant shall have no rights as a stockholder with respect to any Shares subject to an Option until the date of the issuance of a stock certificate to such Participant for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 6.1.(f).

       7.8. The continuous employment of a Consultant will be deemed terminated for purposes of this Plan upon receipt of written notice from the Company to the effect that the Company will no longer transact business with the Consultant.


8.     STOCK APPRECIATION RIGHTS

       8.1. The Committee, in its sole discretion, may grant to a Participant an SAR.

       8.2. The SAR Price shall be established by the Committee in its sole discretion. The SAR Price shall not be less than 100% of Fair Market Value of a Share on the Effective Date of Grant for a SAR issued in tandem with an Incentive Stock Option and for other SARs, shall not be less than 50% of Fair Market Value of a Share on the Effective Date of Grant.

       8.3. Upon exercise of an SAR, the Participant shall be entitled, subject to the terms and conditions of this Plan and the Agreement, to receive the excess for each Share being exercised under the SAR (i) the Fair Market Value of a Share on the date of exercise over (ii) the SAR Price for such Share.

       8.4. At the sole discretion of the Committee, the payment of such excess shall be made in (i) cash, (ii) Shares, or (iii) a combination of cash and Shares. Shares used for this payment shall be valued at their Fair Market Value on the date of exercise of the applicable SAR.

       8.5. An Award of an SAR shall be considered an Award for purposes of the number of Shares subject to an Award pursuant to Section 5.1, unless the Agreement making the Award of the SAR provides that the exercise of an SAR results in the termination of an unexercised Option for the same number of Shares.

       8.6.   An SAR may be terminated as follows:

              (a) During the period of continuous employment with the Company, Parent or Subsidiary, an SAR will be terminated only if it has been fully exercised or it has expired by its terms.

              (b) Upon termination of employment, the SAR will terminate upon the earliest of (i) the full exercise of the SAR (ii) the expiration of the SAR by its terms, and (iii) not more than three months following the date of employment termination; provided, however, should termination of employment (I) result from the death or Permanent and Total Disability of the Participant, such three month period shall be one year or (II) be for Cause, the SAR will terminate on the date of employment termination. For purposes of this Plan, a leave of absence approved by the Company shall not be deemed to be termination of employment unless otherwise provided in the Agreement or by the Company on the date of the leave of absence.

              (c) Subject to the terms of the Agreement with the Participant if a Participant shall die or becomes subject to a Permanent and Total Disability prior to the termination of employment with the Company, Parent or Subsidiary and prior to the termination of an SAR, such SAR may be exercised to the extent that the Participant shall have been entitled to exercise it at the time of death or disability, as the case may be, by the Participant, the estate of the Participant or the person or persons to whom the SAR may have been transferred by will or by the laws of descent and distribution.

              (d) Except as otherwise expressly provided in the Agreement with the Participant, in no event will the continuation of the term of an SAR beyond the date of termination of employment allow the Employee, or his beneficiaries or heirs, to accrue additional rights under this Plan, have additional SARs available for exercise or to receive a higher benefit than the benefit payable as if the SAR was exercised on the date of employment termination.

       8.7. If an SAR which was considered an Award for purposes of Section 8.5 is terminated or unexercised for any reason, the number of Shares of such SAR that were unexercised shall be again available for Award under this Plan.

       8.8. The Participant shall have no rights as a stockholder with respect to an SAR. In addition, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or rights except as provided in Section 6.1.(f).


9.     RESTRICTED STOCK

       9.1. The Committee may award to a Participant Restricted Stock under such terms or conditions as the Committee, in its sole discretion, shall determine and as otherwise provided herein.

       9.2. Restricted Stock shall be Shares which are subject to a Restriction Period.

       9.3. Should the Participant terminate employment for any reason, all Restricted Stock which is still subject to the Restriction Period shall be forfeited and returned to the Company for no payment.

       9.4. Upon such forfeiture, shares representing such forfeited restricted Stock shall obtain become available for Award under the Plan.

       9.5. The Committee may require under such terms and conditions as it deems appropriate or desirable that the certificates for Restricted Stock awarded under this Plan may be held by the Company or its designee until the Restriction Period expires. In addition, the Committee may place upon such certificate such legend as the Committee deems necessary or appropriate and may require as a condition of any receipt of Restricted Stock that the Participant shall deliver a stock power endorsed in blank relating to the Restricted Stock.


10.    AMENDMENT OR DISCONTINUANCE OF PLAN

       10.1. The Board may at any time amend, suspend, or discontinue this Plan; provided, however, that without further approval of the shareholders of the Company no amendments by the Board shall:

              (a) Change the class of Employees eligible to participate; or

              (b) Except as provided in Section 5, increase the number of Shares which may be subject to Options granted under this Plan.


       10.2. No amendment to this Plan shall alter or impair any Award granted under this Plan without the consent of the holder of such Award.

11.    INDEMNIFICATION OF COMMITTEE

       In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually incurred in connection with the defense of any pending, threatened or possible action, suit or proceeding, or in connection with any pending, threatened or possible appeal therein, to which they or any of them may be a party by reason of any actual or alleged action taken or failure to act under or in connection with this Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence or willful misconduct in the performance of his duties: provided that within sixty days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.


12.    NO OBLIGATION TO EXERCISE OPTION OR SAR

       The granting of an Option or SAR shall impose no obligation upon the Participant to exercise such Option.


13.    EFFECTIVE DATE; DURATION OF PLAN

       13.1. This Plan shall become effective as of January 27, 1998.

       13.2. No Award may be made after the tenth anniversary of the effective date of this Plan.


14.    EFFECT OF PLAN

       The making of an Award under this Plan shall not give the Participant any right to similar grants in future years or any right to be retained in the employ of the Company, the Parent or a Subsidiary, but a Participant shall remain subject to discharge to the same extent as if this Plan were not in effect.

15.    CHANGE IN CONTROL

       15.1. Treatment of Outstanding Awards. Upon the occurrence of a Change In Control, as defined below, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governmental agencies or national securities exchanges, or by the express provisions of any Agreement,
(a) each Option and each SAR then outstanding hereunder that is not otherwise exercisable shall become immediately and fully exercisable, and shall remain exercisable throughout their entire term, notwithstanding any provision in the Agreement relating to such Option or SAR for the exercise of such Option or SAR in installments or otherwise pursuant to a vesting schedule, and (b) any Restriction Period and restrictions imposed on Restricted Stock shall lapse.

       15.2. Change in Control Defined. For purposes of this Section, a Change In Control shall mean that any of the following events shall have occurred:

              (i) A person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as a group (or a "person" within the meaning of Section 13(d)(3) of the 1934
              Act), other than the Company, a majority-owned subsidiary of the Company, an employee benefit plan (or related trust) of the Company or such subsidiary, become(s) after the effective date of this Plan the "beneficial owner" (as defined in Rule 13(d)(3) under the 1934 Act) of thirty-five percent (35%) or more of the then outstanding voting stock of the Company;

              (ii) During any period of two consecutive years, individuals who at the beginning of such period constitute the Company's Board of Directors (together with any new director whose election by the Company's Board of Directors or whose nomination for election by the Company's shareholders, was approved by the vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office;

              (iii) The Company's Board of Directors determines that a tender offer for the Company's shares indicates a serious intention by the offeror to acquire control of the Company; or

              (iv) The Shareholders of the Company approve (a) a plan of complete liquidation of the Company; or (b) an agreement for the sale or disposition of all or substantially all of the Company's assets; or (c) a merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty-five percent (65%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation or reorganization.

       15.3. Termination, Amendment and Modifications of Change in Control Provisions. Notwithstanding any other provision of this Plan or any Agreement, the provisions of this Section may not be terminated, amended or modified on or after the effective date of a Change in Control to affect adversely the operation of any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards.

16.    SUCCESSORS; CONSOLIDATION, MERGER AND OTHER EVENTS

       16.1. All obligations of the Company under this Plan or any Agreement with respect to any Award granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase of all or substantially all of the business and/or assets of the Company, or a merger, consolidation or otherwise. Specifically, in case of any capital reorganization of the Company, or of any reclassification of any Shares (other than a change as a result of subdivision or combination), or in case of the consolidation of the Company with or the merger of the Company with any other corporation (other than a consolidation or merger in which (i) the Company is the continuing corporation and (ii) the holders of the Shares immediately prior to such merger or consolidation continue as holders of Shares after such merger or consolidation) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation, each Option and each SAR then outstanding shall after such reorganization, reclassification, consolidation, merger or sale be exercisable, upon the terms and conditions specified herein and in the Agreement relating to such Option or SAR, for or with respect to the number of Shares or other securities or property to which a holder of the number of Shares relating to such Option or SAR (at the time of such reorganization, reclassification, consolidation, merger or sale) upon exercise of such Option or SAR would have been entitled in connection with such reorganization, reclassification, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth in this Section with respect to the rights and interests thereafter of the holder of the Option or SAR shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of the Option or SAR.

                        INCENTIVE STOCK OPTION AGREEMENT


        This Agreement, dated as of_________,_________ (the "Effective Date of Grant") implements the grant to the party identified as optionee on the signature page hereof (the "Optionee") of an Incentive Stock Option pursuant to and subject to the terms and conditions of the Community Capital Corporation 1997 Stock Incentive Plan (the "Plan") and the terms and conditions set forth below. Terms defined in the Plan shall have the same meaning herein as in the Plan.

       The Committee desires to afford the Optionee the opportunity to acquire Shares of the Company's common stock so the Optionee has a proprietary interest in the Company, and the Optionee desires the opportunity to acquire Shares. Accordingly, the Company and the Optionee agree as follows:

1. Grant of Option and Purchase Price. The Company, pursuant to action of the Committee, grants to the Optionee an Option to purchase_____ Shares (the "Option Shares") at a price of $____ per share ("Option Price"), which has been determined to be not less than the Fair Market Value of a Share on the Effective Date of Grant of this Option.

2. Expiration of the Option. This Option shall expire ("Expiration Date") on the earliest to occur of (i) ten (10) years from the date hereof; (ii) three (3) months after the Optionee ceases to be an Employee of the Company, a Parent or a Subsidiary (twelve (12) months if termination of employment is due to the Optionee's death or the Optionee having incurred a Permanent and Total Disability); (iii) the date this Option is fully exercised; (iv) the date mutually agreed to by the Committee and the Optionee;or (v) the date of termination of employment, if termination of employment is for Cause.

3.     Exercise of Option

       3.1. Subject to any other conditions herein, this Option shall vest and become exercisable:

       [SELECT ANY ONE OF THE FOLLOWING ALTERNATIVES]

              [   ] on the Effective Date of Grant;

              [   ] on the _________ anniversary of the Effective Date of Grant;

              [   ] in_________ (__) installments, the Optionee having the right hereunder to purchase from the Company the following number of Shares upon exercise of the Option, on and after the following dates, in cumulative fashion:

                     (a) on and after the______ anniversary of the Effective Date of Grant, up to_______% (ignoring fractional shares) of the total number of Option Shares;

                     (b) on and after the_______ anniversary of the Effective Date of Grant, up to an additional_________ % (ignoring fractional shares) of the total number of Option Shares; and

                     (c) on and after the_________ anniversary of the Effective Date of Grant, the remaining Option Shares.

              [  ]   in accordance with the vesting schedule set forth in
                     Schedule A attached hereto and incorporated herein by reference.

The Optionee's vested percentage of the total grant hereunder shall be fixed as of the date the Optionee is no longer an Employee of the Company, a Subsidiary or a Parent and shall not increase during the additional period, if any, during which this Option may be exercised under Section 2 hereof. Vested portions of this Option may be exercised at any time, in whole or in part, before the Expiration Date.

       3.2. This Option may be exercised by mailing or delivering to the Company, Attention: Corporate Secretary, 302-A Montague Avenue, Greenwood, South Carolina 29649, (i) a written signed notice of such exercise which specifies the Effective Date of Grant of this Option, and the number of Shares being purchased, and (ii) payment for such Shares by check (which clears in due course) payable to the Company and/or by surrender of Shares previously owned by the Optionee valued at the Fair Market Value thereof on the date received by the Company. The Option shall be deemed exercised and the Shares purchased thereby shall be deemed issued as of the date such payment is received by the Company.

4. Non-transferability of Option. This Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by the Optionee.

5. Adjustment in Shares Subject to the Option. The Committee will make appropriate adjustments in the number of Shares subject to this Option or the Option Price in order to give effect to changes made in the number of outstanding Shares as a result of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other relevant change.

6.     Rights as Shareholder or Employee.

       6.1. This Option shall not entitle the Optionee to any rights as a shareholder of the Company with respect to any Shares subject to this Option until it has been exercised and any such Shares issued.

       6.2. This Option does not confer upon the Optionee any right with respect to continuation of employment by the Company or a Subsidiary, nor does it in any way interfere with or affect Optionee's right, the Company's right or a Subsidiary's right to terminate such employment at any time.

7. Withholding. The Committee will make whatever arrangements the Company deems necessary or appropriate to comply with all applicable withholding requirements. The Committee and the Company shall have no obligation to deliver a certificate evidencing the Shares purchased upon exercise of the Option unless and until withholding arrangements satisfactory to the Company are made. The Optionee's failure to comply with the required withholding arrangements shall result in a forfeiture of any benefits hereunder.

8. Entire Agreement. This Agreement, together with the provisions of the Plan which are incorporated herein by reference, constitutes the entire Agreement between the Optionee and the Company with respect to the Option granted hereunder.

9. Applicable Law. The Plan and this Agreement shall be governed by the laws of the State of South Carolina.

                                     COMMUNITY CAPITAL CORPORATION


                                     By:
                                        ------------------------
                                         Its:
                                             ------------------


                                     ------------------------------------
                                     Optionee

                                        NONQUALIFIED STOCK OPTION AGREEMENT


       This Agreement, dated as of_________ ,_________ (the "Effective Date of Grant") implements the grant to the party identified as optionee on the signature page hereof (the "Optionee") of a Nonqualified Stock Option subject to the terms and conditions of the Community Capital Corporation1997 Stock Incentive Plan (the "Plan") and the terms and conditions set forth below. Terms defined in the Plan shall have the same meaning herein as in the Plan.

       The Committee desires to afford the Optionee the opportunity to acquire Shares of the Company's common stock so the Optionee has a proprietary interest in the Company, and the Optionee desires the opportunity to acquire Shares. Accordingly, the Company and the Optionee agree as follows:

1. Grant of Option and Purchase Price. The Company, pursuant to action of the Committee, grants to the Optionee an Option to purchase_________ Shares (the "Option Shares") at a price of $_________ per share ("Option Price"), [OPTIONAL: WHICH HAS BEEN DETERMINED TO BE NOT LESS THAN THE FAIR MARKET VALUE OF A SHARE ON THE EFFECTIVE DATE OF GRANT OF THIS OPTION].

2. Expiration of the Option. This Option shall expire ("Expiration Date") on the earlier of (i) the date ten (10) years from the date hereof; (ii) the date three
(3) months after the Optionee ceases to be a Director, an Employee or a Consultant of the Company, a Parent or a Subsidiary (twelve (12) months if termination of employment is due to the Optionee's death or the Optionee having incurred a Permanent and Total Disability); (iii) the date this Option is fully exercised; (iv) the date mutually agreed to by the Committee and the Optionee; or (v) the date of termination of employment, if termination of employment is for Cause.

3.     Exercise of Option

       3.1. Subject to any other conditions herein, this Option shall vest and become exercisable:

       [SELECT ANY ONE OF THE FOLLOWING ALTERNATIVES]

             [   ]  on the Effective Date of Grant;

             [   ]  on the _________ anniversary of the Effective Date of Grant;

             [   ]  in_________ (_________ ) installments, the Optionee having the right hereunder to purchase from the Company the following number of Shares upon exercise of the Option, on and after the following dates, in cumulative fashion:

                     (a) on and after the_________ anniversary of the Effective
                         Date of Grant, up to_________ % (ignoring fractional shares) of the total number of Option Shares;

                     (b) on and after the_________ anniversary of the Effective Date of Grant, up to an additional_________ % (ignoring fractional shares) of the total number of Option Shares; and

                     (c) on and after the_________ anniversary of the Effective Date of Grant, the remaining Option Shares.

              [  ]   in accordance with the vesting schedule set forth in
                     Schedule A attached hereto and incorporated herein by reference.

The Optionee's vested percentage of the total grant hereunder shall be fixed as of the date the Optionee is no longer a Director, an Employee or a Consultant of the Company, a Subsidiary or a Parent and shall not increase during the additional period, if any, during which this Option may be exercised under
Section 2 hereof. Vested portions of this Option may be exercised at any time, in whole or in part, before the Expiration Date.

       3.2. This Option may be exercised by mailing or delivering to the Company, Attention: Corporate Secretary, 302-A Montague Avenue, Greenwood, South Carolina 29649, (i) a written signed notice of such exercise which specifies the Effective Date of Grant of this Option, and the number of Shares being purchased, and (ii) payment for such Shares by check (which clears in due course) payable to the Company and/or by surrender of Shares previously owned by the Optionee valued at the Fair Market Value thereof on the date received by the Company. The Option shall be deemed exercised and the Shares purchased thereby shall be deemed issued as of the date such payment is received by the Company.

4. Non-transferability of Option. This Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution and shall b exercisable during the Optionee's lifetime only by the Optionee.

5. Adjustment in Shares Subject to the Option. The Committee will make appropriate adjustments in the number of Shares subject to this Option or the Option Price in order to give effect to changes made in the number of outstanding Shares as a result of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other relevant change.

6.     Rights as Shareholder or Employee.

       6.1. This Option shall not entitle the Optionee to any rights as a shareholder of the Company with respect to any Shares subject to this Option until it has been exercised and any such Shares issued.

       6.2. This Option does not confer upon the Optionee any right with respect to continuation of employment by the Company or a Subsidiary, nor does it in any way interfere with or affect Optionee's right, the Company's right or a Subsidiary's right to terminate such employment at any time.

7. Withholding. The Committee will make whatever arrangements the Company deems necessary or appropriate to comply with all applicable withholding requirements. The Committee and the Company shall have no obligation to deliver a certificate evidencing the Shares purchased upon exercise of the Option unless and until withholding arrangements satisfactory to the Company are made. The Optionee's failure to comply with the required withholding arrangements shall result in a forfeiture of any benefits hereunder.

8. Entire Agreement. This Agreement, together with the provisions of the Plan which are incorporated herein by reference, constitutes the entire Agreement between the Optionee and the Company with respect to the Option granted hereunder.

9. Applicable Law. The Plan and this Agreement shall be governed by the laws of the State of South Carolina.

                                   COMMUNITY CAPITAL CORPORATION


                                   By:
                                      ---------------------------
                                       Its:
                                           ----------------------

                                   ----------------------------------
                                   Optionee